            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Preferred Solution Variable Annuity for FS Variable Separate Account of The United States Life Insurance Company in the City of New York of our report dated April 25, 2012, relating to the financial statements of The United States Life Insurance Company in the City of New York at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011. We also consent to the incorporation by reference in such Registration Statement of our report dated April 25, 2012, relating to the statements of assets and liabilities, including the schedules of portfolio investments of FS Variable Separate Account at December 31, 2011, and the related statement of operations for the periods indicated, and the related statements of changes in net assets for the periods indicated in each of the two years then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated February 23, 2012, except with respect to our opinion on the consolidated financial statements insofar as it relates to changes in the presentation of segment information, the effects of the adoption of the accounting standard relating to accounting for acquisition costs associated with acquiring or renewing insurance contracts, and the effects of the adoption of the accounting standard related to the presentation of comprehensive income discussed in Note 1, as to which the date is May 4, 2012, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in American International Group, Inc.'s Current Report on Form 8-K dated May 4, 2012. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
October 10, 2012

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Preferred Solution Variable Annuity for FS Variable Separate Account of The United States Life Insurance Company in the City of New York of our report dated 24 February 2012 relating to the consolidated financial statements of AIA Group Limited which appears in American International Group, Inc.'s Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10K for the year ended 31 December 2011. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers
Hong Kong
10 October 2012